EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

[LOGO OMITTED] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                        COUNTRYWIDE 0428CB - ALL LOANS

                            Balances as of 11/1/04

TOTAL CURRENT BALANCE:              317,999,602.03
TOTAL ORIGINAL BALANCE:             318,362,424.54
NUMBER OF LOANS:                             2,052


                                                              Minimum             Maximum

AVG CURRENT BALANCE:                   $154,970.57              $27,771.65          $615,000.00
AVG ORIGINAL AMOUNT:                   $155,147.38              $27,800.00          $615,000.00


WAVG GROSS COUPON:                           5.962 %                 4.875                7.000 %


WAVG LTV:                                    76.85 %                 15.15               100.00 %
WAVG CLTV:                                   82.06 %                 15.15               100.29 %


WAVG FICO SCORE:                               719                       0                  833


WAVG ORIGINAL TERM:                            359 months              240                  360 months
WAVG AMORT TERM:                               359 months              240                  360 months
WAVG REMAINING TERM:                           359 months              237                  360 months
WAVG SEASONING:                                  1 months                0                    9 months


TOP STATE CONCENTRATIONS ($):         18.40 %  California,  7.80 %  Texas,  4.87 %  Florida
MAXIMUM ZIP CODE CONCENTRATION ($):    0.34 %  96706


NOTE DATE:                                    Jun 27, 2003        Nov 12, 2004
FIRST PAY DATE:                               Mar 01, 2004        Jan 01, 2005
PAID TO DATE:                                 Nov 01, 2004        Nov 01, 2004
MATURE DATE:                                  Aug 01, 2024        Dec 01, 2034


                                                       CURRENT

PRODUCT:                                         PRINCIPAL BAL        PCT($)        # OF LOANS                PCT(#)

 Fixed Rate                                     317,999,602.03       100.00              2,052               100.00
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


INDEX:

 FI                                             317,999,602.03       100.00              2,052               100.00
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


LIEN POSITION:

 First Lien                                     317,999,602.03       100.00              2,052               100.00
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


                                                CURRENT
DELINQUENT         PAID TO DATE               PRINCIPAL BAL        PCT($)         # OF LOANS             PCT(#)

 Current
                   11/01/04                     317,999,602.03       100.00              2,052               100.00

                   TOTAL                        317,999,602.03       100.00              2,052               100.00




For internal use only. All amounts subject to change.                       (Tue Nov 23 14:57:19 EST 2004 [jae] Page:  1 of 8


[LOGO OMITTED] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.



                                                       CURRENT
CURRENT BALANCE:                                 PRINCIPAL BAL        PCT($)        # OF LOANS                PCT(#)

    27,772 -    50,000                            1,804,052.03         0.57                 42                 2.05
    50,001 -   100,000                           38,813,022.76        12.21                488                23.78
   100,001  -   150,000                          81,010,344.67        25.47                646                31.48
   150,001  -   200,000                          69,524,679.65        21.86                403                19.64
   200,001  -   250,000                          48,336,878.70        15.20                214                10.43
   250,001  -   300,000                          38,522,252.89        12.11                140                 6.82
   300,001  -   350,000                          32,640,253.68        10.26                101                 4.92
   350,001  -   400,000                           4,889,832.62         1.54                 13                 0.63
   400,001  -   450,000                             829,566.71         0.26                  2                 0.10
   450,001  -   500,000                             484,776.21         0.15                  1                 0.05
   500,001  -   550,000                             528,942.11         0.17                  1                 0.05
   600,001  -   615,000                             615,000.00         0.19                  1                 0.05
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


ORIGINAL BALANCE:

    27,800 -    50,000                            1,754,874.01         0.55                 41                 2.00
    50,001 -   100,000                           38,762,306.35        12.19                488                23.78
   100,001  -   150,000                          81,110,239.10        25.51                647                31.53
   150,001  -   200,000                          69,524,679.65        21.86                403                19.64
   200,001  -   250,000                          48,094,336.44        15.12                213                10.38
   250,001  -   300,000                          38,464,908.58        12.10                140                 6.82
   300,001  -   350,000                          32,940,140.25        10.36                102                 4.97
   350,001  -   400,000                           4,889,832.62         1.54                 13                 0.63
   400,001  -   450,000                             829,566.71         0.26                  2                 0.10
   450,001  -   500,000                             484,776.21         0.15                  1                 0.05
   500,001  -   550,000                             528,942.11         0.17                  1                 0.05
   600,001  -   615,000                             615,000.00         0.19                  1                 0.05
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


GROSS COUPON:

  4.87500  -  5.00000                               193,546.68         0.06                  1                 0.05
  5.00001  -  5.25000                               999,671.16         0.31                  5                 0.24
  5.25001  -  5.50000                             5,502,786.67         1.73                 34                 1.66
  5.50001  -  5.75000                            41,948,763.81        13.19                236                11.50
  5.75001  -  6.00000                           204,278,297.95        64.24              1,314                64.04
  6.00001  -  6.25000                            55,808,785.30        17.55                391                19.05
  6.25001  -  6.50000                             7,518,115.14         2.36                 57                 2.78
  6.50001  -  6.75000                             1,179,592.32         0.37                  9                 0.44
  6.75001  -  7.00000                               570,043.00         0.18                  5                 0.24
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


ORIGINAL TERM:

 240                                                874,791.72         0.28                  7                 0.34
 300                                                942,197.51         0.30                  7                 0.34
 360                                            316,182,612.80        99.43              2,038                99.32
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


For internal use only. All amounts subject to change.                       (Tue Nov 23 14:57:19 EST 2004 [jae] Page:  2 of 8


[LOGO OMITTED] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


                                                       CURRENT

AMORT TERM:                                      PRINCIPAL BAL        PCT($)        # OF LOANS                PCT(#)

 240                                                874,791.72         0.28                  7                 0.34
 300                                                942,197.51         0.30                  7                 0.34
 360                                            316,182,612.80        99.43              2,038                99.32
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


REMAINING TERM:

 237  - 240                                         874,791.72         0.28                  7                 0.34
 289  - 300                                         942,197.51         0.30                  7                 0.34
 349  - 360                                     316,182,612.80        99.43              2,038                99.32
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


SEASONING:

     <=    0                                     87,438,271.00        27.50                612                29.82
   1  -   9                                     230,561,331.03        72.50              1,440                70.18
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


LTV:

  15.15  -  20.00                                   361,434.82         0.11                  3                 0.15
  20.01  -  25.00                                   541,040.21         0.17                  7                 0.34
  25.01  -  30.00                                 1,722,639.67         0.54                 15                 0.73
  30.01  -  35.00                                 2,232,747.71         0.70                 15                 0.73
  35.01  -  40.00                                 2,237,403.09         0.70                 18                 0.88
  40.01  -  45.00                                 3,770,661.24         1.19                 23                 1.12
  45.01  -  50.00                                 5,970,425.09         1.88                 36                 1.75
  50.01  -  55.00                                 6,650,788.43         2.09                 41                 2.00
  55.01  -  60.00                                12,535,828.18         3.94                 75                 3.65
  60.01  -  65.00                                16,420,845.15         5.16                 93                 4.53
  65.01  -  70.00                                23,546,964.51         7.40                132                 6.43
  70.01  -  75.00                                22,566,794.88         7.10                126                 6.14
  75.01  -  80.00                               161,125,681.83        50.67              1,060                51.66
  80.01  -  85.00                                 2,845,337.41         0.89                 21                 1.02
  85.01  -  90.00                                16,483,320.24         5.18                118                 5.75
  90.01  -  95.00                                13,894,248.94         4.37                 82                 4.00
  95.01  -  100.00                               25,093,440.63         7.89                187                 9.11
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


For internal use only. All amounts subject to change.                       (Tue Nov 23 14:57:19 EST 2004 [jae] Page:  3 of 8


[LOGO OMITTED] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


                                                       CURRENT

CLTV:                                            PRINCIPAL BAL        PCT($)        # OF LOANS                PCT(#)

  15.15  -  20.00                                   161,638.73         0.05                  2                 0.10
  20.01  -  25.00                                   476,040.21         0.15                  6                 0.29
  25.01  -  30.00                                 1,722,639.67         0.54                 15                 0.73
  30.01  -  35.00                                 2,232,747.71         0.70                 15                 0.73
  35.01  -  40.00                                 2,127,512.60         0.67                 17                 0.83
  40.01  -  45.00                                 3,580,854.95         1.13                 22                 1.07
  45.01  -  50.00                                 6,170,221.18         1.94                 37                 1.80
  50.01  -  55.00                                 5,905,945.59         1.86                 37                 1.80
  55.01  -  60.00                                11,834,697.43         3.72                 70                 3.41
  60.01  -  65.00                                15,830,777.63         4.98                 90                 4.39
  65.01  -  70.00                                22,993,661.75         7.23                131                 6.38
  70.01  -  75.00                                21,593,090.64         6.79                121                 5.90
  75.01  -  80.00                                76,231,205.17        23.97                462                22.51
  80.01  -  85.00                                 4,003,790.81         1.26                 27                 1.32
  85.01  -  90.00                                26,297,166.81         8.27                167                 8.14
  90.01  -  95.00                                29,419,448.69         9.25                171                 8.33
  95.01  - 100.00                                87,334,162.46        27.46                661                32.21
 100.01  - 100.29                                    84,000.00         0.03                  1                 0.05
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


FICO SCORE:

    <=   0                                          957,619.78         0.30                  6                 0.29
 561  - 580                                          80,000.00         0.03                  1                 0.05
 581  - 600                                         983,558.73         0.31                  6                 0.29
 601  - 620                                       1,551,484.88         0.49                  9                 0.44
 621  - 640                                       8,528,860.92         2.68                 56                 2.73
 641  - 660                                      15,578,133.25         4.90                 97                 4.73
 661  - 680                                      39,604,234.57        12.45                254                12.38
 681  - 700                                      42,165,456.90        13.26                265                12.91
 701  - 720                                      57,504,188.11        18.08                384                18.71
 721  - 740                                      47,204,488.26        14.84                293                14.28
 741  - 760                                      39,678,099.71        12.48                259                12.62
 761  - 780                                      35,327,320.55        11.11                230                11.21
 781  - 800                                      24,324,217.12         7.65                156                 7.60
 801  - 820                                       4,066,183.45         1.28                 33                 1.61
 821  - 833                                         445,755.80         0.14                  3                 0.15
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


DOCUMENTATION:

 Full Documentation                              88,099,033.98        27.70                599                29.19
 Alternative Documentation                       74,552,317.92        23.44                564                27.49
 Preferred                                       70,195,104.24        22.07                396                19.30
 Reduced Documentation                           60,471,527.32        19.02                331                16.13
 No Income / No Asset                            17,325,483.41         5.45                120                 5.85
 Stated Documentation                             6,598,015.77         2.07                 36                 1.75
 Streamline Documentation                           758,119.39         0.24                  6                 0.29
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


BALLOON FLAG:

 Fully Amortizing                               317,999,602.03       100.00              2,052               100.00


For internal use only. All amounts subject to change.                       (Tue Nov 23 14:57:19 EST 2004 [jae] Page:  4 of 8


[LOGO OMITTED] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


For internal use only. All amounts subject to change.                       (Tue Nov 23 14:57:19 EST 2004 [jae] Page:  5 of 8


[LOGO OMITTED] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


                                                       CURRENT

SILENT SECOND:                                   PRINCIPAL BAL        PCT($)        # OF LOANS                PCT(#)

 No Silent Second                               226,101,919.63        71.10              1,415                68.96
 Silent Second                                   91,897,682.40        28.90                637                31.04
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


OCCUPANCY:

 Primary                                        245,379,608.69        77.16              1,550                75.54
 Investor                                        50,753,307.66        15.96                372                18.13
 Second Home                                     21,866,685.68         6.88                130                 6.34
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


PREPAY FLAG:

 No Prepayment Penalty                          315,222,778.04        99.13              2,038                99.32
 Prepayent Penalty                                2,776,823.99         0.87                 14                 0.68
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


PROPERTY TYPE:

 Single Family                                  214,148,568.71        67.34              1,437                70.03
 PUD                                             55,481,622.91        17.45                335                16.33
 Condominium                                     27,685,176.12         8.71                185                 9.02
 Two-Four Family                                 20,684,234.29         6.50                 95                 4.63
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


PURPOSE:

 Purchase                                       212,899,504.70        66.95              1,447                70.52
 Cash Out Refinance                              69,253,405.24        21.78                383                18.66
 Rate/Term Refinance                             35,846,692.09        11.27                222                10.82
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================


CA BREAKOUT:

 OUTSIDE CA                                     259,479,486.37        81.60              1,783                86.89
 CA-SOUTH                                        41,281,333.07        12.98                190                 9.26
 CA-NORTH                                        17,238,782.59         5.42                 79                 3.85
--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================



For internal use only. All amounts subject to change.                       (Tue Nov 23 14:57:19 EST 2004 [jae] Page:  6 of 8


[LOGO OMITTED] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


                                                       CURRENT
STATES:                                          PRINCIPAL BAL        PCT($)        # OF LOANS                PCT(#)

 Alabama                                          8,234,798.64         2.59                 63                 3.07
 Alaska                                           1,381,300.83         0.43                  9                 0.44
 Arizona                                          9,338,007.31         2.94                 70                 3.41
 Arkansas                                         2,180,543.02         0.69                 18                 0.88
 California                                      58,520,115.66        18.40                269                13.11
 Colorado                                        10,711,083.16         3.37                 60                 2.92
 Connecticut                                      4,163,030.06         1.31                 21                 1.02
 Delaware                                         1,098,629.65         0.35                  6                 0.29
 District of Columbia                                85,000.00         0.03                  1                 0.05
 Florida                                         15,497,556.71         4.87                104                 5.07
 Georgia                                          6,797,280.56         2.14                 49                 2.39
 Hawaii                                           9,784,732.00         3.08                 43                 2.10
 Idaho                                            4,017,878.34         1.26                 36                 1.75
 Illinois                                         8,582,703.23         2.70                 51                 2.49
 Indiana                                          4,923,772.20         1.55                 44                 2.14
 Iowa                                             2,374,443.64         0.75                 25                 1.22
 Kansas                                           2,813,010.17         0.88                 24                 1.17
 Kentucky                                         5,262,703.52         1.65                 41                 2.00
 Louisiana                                        2,351,569.79         0.74                 22                 1.07
 Maine                                              550,397.81         0.17                  4                 0.19
 Maryland                                         4,194,966.84         1.32                 22                 1.07
 Massachusetts                                    4,737,230.49         1.49                 21                 1.02
 Michigan                                         5,586,967.55         1.76                 41                 2.00
 Minnesota                                        5,439,420.23         1.71                 37                 1.80
 Mississippi                                      1,606,295.35         0.51                 15                 0.73
 Missouri                                         4,374,206.45         1.38                 35                 1.71
 Montana                                          1,119,356.34         0.35                  9                 0.44
 Nebraska                                         1,351,752.04         0.43                 11                 0.54
 Nevada                                           6,810,788.91         2.14                 37                 1.80
 New Hampshire                                      953,652.35         0.30                  6                 0.29
 New Jersey                                       8,438,553.62         2.65                 46                 2.24
 New Mexico                                       2,985,223.63         0.94                 23                 1.12
 New York                                         9,690,186.55         3.05                 45                 2.19
 North Carolina                                   6,453,988.36         2.03                 53                 2.58
 North Dakota                                       433,687.95         0.14                  3                 0.15
 Ohio                                            10,675,202.29         3.36                 93                 4.53
 Oklahoma                                         2,432,626.27         0.76                 23                 1.12
 Oregon                                           7,727,169.77         2.43                 49                 2.39
 Pennsylvania                                     7,370,588.85         2.32                 57                 2.78
 Rhode Island                                       601,325.88         0.19                  3                 0.15
 South Carolina                                   2,962,712.25         0.93                 21                 1.02
 South Dakota                                       725,071.66         0.23                  5                 0.24
 Tennessee                                        7,793,911.49         2.45                 62                 3.02
 Texas                                           24,807,913.96         7.80                188                 9.16
 Utah                                             7,581,558.97         2.38                 50                 2.44
 Vermont                                            119,339.56         0.04                  1                 0.05
 Virginia                                         4,641,030.35         1.46                 28                 1.36
 Washington                                      14,073,573.33         4.43                 78                 3.80
 West Virginia                                      771,860.10         0.24                  6                 0.29
 Wisconsin                                        2,459,412.81         0.77                 19                 0.93
 Wyoming                                            411,471.53         0.13                  5                 0.24


For internal use only. All amounts subject to change.                       (Tue Nov 23 14:57:19 EST 2004 [jae] Page:  7 of 8



[LOGO OMITTED] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

--------------------------------------------------------------------------------------------------------------------
TOTAL                                           317,999,602.03       100.00              2,052               100.00
====================================================================================================================



For internal use only. All amounts subject to change.                       (Tue Nov 23 14:57:19 EST 2004 [jae] Page:  8 of 8



CWALT04-28CBG10BBG - Summary

                                          Deal Summary Report                            CWALT04-28CBG10BBG

                                          Assumptions                                    Collateral
Settlement     30-Nov-2004  Prepay        100 PPC                Balance          WAC    WAM             Age    WAL       Dur
1st Pay Date   25-Dec-2004  Default       0 CDR                  $263,852,243.00      6.1             358     2      4.85     3.87
                            Recovery     0 months
                            Severity              0%



Tranche   RatingBalance   Coupon  Principal     Avg       Dur Yield     Spread Bench  Price   $@1bp Accrued    NetNet Dated   Notes
Name                              Window        Life                    bp            %             Int(M)     (MM)   Date
10PT1       40,000,000.00   5.75  12/04 - 09/34      4.55                                                          01-Nov-04    FIX
10N1        31,500,000.00   5.75  12/09 - 09/34     11.06                                                          01-Nov-04    FIX
10S1        79,333,333.00   5.75  12/04 - 09/34       3.4                                                          01-Nov-04    FIX
10S2        95,059,637.00   5.75  12/04 - 10/13      2.99                                                          01-Nov-04    FIX
2A8          2,170,000.00   5.75  10/13 - 12/16     10.23                                                          01-Nov-04    FIX
2A9          1,937,030.00   5.75  12/16 - 09/34     16.08                                                          01-Nov-04    FIX
10B1        13,852,243.00   5.75  12/04 - 09/34     10.32                                                          01-Nov-04    FIX




Treasury                     Swaps
Mat   6MO   2YR   3YR   5YR  10YR  30YR     1YR   2YR   3YR   5YR  10YR  30YR
Yld 2.250 2.791 2.995 3.503 4.198 4.911   2.610 3.165 3.462 3.933 4.635 5.281

CREDIT | FIRST
SUISSE | BOSTON

                                CWALT 2004-28CB

Group 2

Pay rules

     1.   Concurrently:

          a.   16% Pay pro-rata to the 10PT1 until retired.
          b.   84% as follows:
               i.   Pay the NAS priority amount to the 10N1
               ii.  Concurrently:
                       1.   44.4444442577031% Pay to the 10S1 until retired.
                       2.   55.5555557422969% Pay to the 10S2, 2A8 and 2A9 in
                            that order, until retired.
               iii. Pay to the 10N1 until retired.

Notes
Pxing Speed = 100 PPC ( 6 CPR to 18 CPR over 12 months, remaining at 18 CPR thereafter)
Collateral - 30 Yr Conforming Alt-A (100% Owner Occupancy)
Targeted Passthru Rate - 5.75

NAS bonds = 10N1 standard 60 mo lockout. (apply shift to both sched and prepays)
         o    **Apply shift to both sched prin and prepay prin
         o    Nas Priority Amount = (Nas% x Shift%) x (sched + prepays)
         o    Shift % = Standard Shift Schedule
      Nas % = (10N1 balance) / (Group 10 Non PO Balance)
Settlement = 11/30

     o 1000 Denom Bonds (1000 x 1) - 2A8, 2A9 - 1X1, Blue skyed in all states.

     o    Death Put, Living Put, Lottery (1000 x 1000) - None

     o    AAA Mezzanine Bonds - None

     o    VADM - None

                           CWALT04-28CBG2AR4 -- 2A9

CREDIT SUISSE FIRST BOSTON

Balance  $1,937,030.00  Delay          24          WAC  6.10000000  WAM   358
Coupon   5.75000        Dated          11/01/2004  NET  5.75        WALA  2
Settle   11/30/2004     First Payment  12/25/2004


------------------------------------------------------------------------------------------------------------------------------

           Price             1              2              3              4              5              6              7

------------------------------------------------------------------------------------------------------------------------------
                               Yield          Yield          Yield          Yield          Yield          Yield          Yield
------------------------------------------------------------------------------------------------------------------------------
             99-00.00          5.864          5.865          5.867          5.870          5.876          5.951          6.015
             99-08.00          5.846          5.847          5.848          5.850          5.853          5.898          5.935
             99-16.00          5.828          5.828          5.828          5.829          5.830          5.844          5.856
             99-24.00          5.810          5.809          5.809          5.808          5.807          5.791          5.777
            100-00.00          5.792          5.791          5.790          5.788          5.785          5.738          5.699
            100-08.00          5.773          5.773          5.771          5.768          5.762          5.685          5.620
            100-16.00          5.756          5.754          5.752          5.747          5.740          5.632          5.542
            100-24.00          5.738          5.736          5.733          5.727          5.717          5.579          5.464
            101-00.00          5.720          5.718          5.714          5.707          5.695          5.527          5.386
            101-08.00          5.702          5.700          5.695          5.687          5.673          5.474          5.309
            101-16.00          5.684          5.682          5.676          5.667          5.651          5.422          5.232
            101-24.00          5.667          5.664          5.658          5.647          5.629          5.370          5.155
            102-00.00          5.649          5.646          5.639          5.627          5.607          5.318          5.078


Spread @ Center Price             84             84             88            101            116            203            235
                  WAL          28.97          27.71          25.39          22.21          18.53           5.64           3.60
             Mod Durn          13.81          13.56          13.04          12.21          11.05           4.70           3.17
     Principal Window  Jan33 - Sep34  Oct30 - Sep34  May27 - Sep34  Jun23 - Sep34  Sep19 - Sep34  May10 - Sep10  Jun08 - Jul08

------------------------------------------------------------------------------------------------------------------------------
            LIBOR_1MO              2              2              2              2              2              2              2
------------------------------------------------------------------------------------------------------------------------------
               Prepay        100 PSA        150 PSA        200 PSA        250 PSA        300 PSA        500 PSA        800 PSA
------------------------------------------------------------------------------------------------------------------------------




------------------------------------------

           Price                8

------------------------------------------
                                  Yield
------------------------------------------
             99-00.00             6.052
             99-08.00             5.957
             99-16.00             5.863
             99-24.00             5.769
            100-00.00             5.676
            100-08.00             5.582
            100-16.00             5.489
            100-24.00             5.397
            101-00.00             5.304
            101-08.00             5.212
            101-16.00             5.120
            101-24.00             5.029
            102-00.00             4.937


Spread @ Center Price               245
                  WAL              2.97
             Mod Durn              2.67
     Principal Window     Oct07 - Nov07

------------------------------------------
            LIBOR_1MO                 2
------------------------------------------
               Prepay           1000 PSA
------------------------------------------


             Treasury  Mat    6MO    2YR    3YR    5YR   10YR  30YR
                       Yld  2.250  2.791  2.995  3.503  4.198 4.911

------------------------------------------------------------------------------




This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                           CWALT04-28CBG2AR4 -- 2A8

CREDIT SUISSE FIRST BOSTON

Balance  $2,170,000.00  Delay          24          WAC  6.10000000  WAM   358
Coupon   5.75000        Dated          11/01/2004  NET  5.75        WALA  2
Settle   11/30/2004     First Payment  12/25/2004



------------------------------------------------------------------------------------------------------------------------------

           Price             1              2              3              4              5              6              7

------------------------------------------------------------------------------------------------------------------------------
                               Yield          Yield          Yield          Yield          Yield          Yield          Yield
------------------------------------------------------------------------------------------------------------------------------
             99-00.00          5.865          5.868          5.872          5.879          5.889          5.958          6.021
             99-08.00          5.847          5.848          5.851          5.855          5.861          5.902          5.939
             99-16.00          5.828          5.828          5.829          5.830          5.832          5.845          5.857
             99-24.00          5.809          5.809          5.808          5.807          5.804          5.789          5.776
            100-00.00          5.791          5.789          5.787          5.783          5.776          5.734          5.695
            100-08.00          5.772          5.770          5.766          5.759          5.749          5.678          5.614
            100-16.00          5.754          5.751          5.744          5.735          5.721          5.623          5.533
            100-24.00          5.736          5.731          5.723          5.712          5.693          5.567          5.453
            101-00.00          5.717          5.712          5.703          5.688          5.665          5.512          5.372
            101-08.00          5.699          5.693          5.682          5.665          5.638          5.457          5.292
            101-16.00          5.681          5.674          5.661          5.641          5.610          5.403          5.213
            101-24.00          5.663          5.655          5.640          5.618          5.583          5.348          5.133
            102-00.00          5.645          5.636          5.620          5.595          5.556          5.293          5.054


Spread @ Center Price             84             92            108            124            138            206            237
                  WAL          27.23          24.31          20.50          16.66          12.99           5.32           3.48
             Mod Durn          13.47          12.81          11.77          10.46           8.93           4.47           3.07
     Principal Window  Apr31 - Jan33  Oct27 - Oct30  Oct23 - May27  Dec19 - Jun23  Jun16 - Sep19  Jan10 - May10  Apr08 - Jun08

------------------------------------------------------------------------------------------------------------------------------
            LIBOR_1MO              2              2              2              2              2              2              2
------------------------------------------------------------------------------------------------------------------------------
               Prepay        100 PSA        150 PSA        200 PSA        250 PSA        300 PSA        500 PSA        800 PSA
------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------

           Price                8

-----------------------------------------
                                  Yield
-----------------------------------------

             99-00.00             6.058
             99-08.00             5.961
             99-16.00             5.864
             99-24.00             5.768
            100-00.00             5.672
            100-08.00             5.576
            100-16.00             5.480
            100-24.00             5.385
            101-00.00             5.290
            101-08.00             5.195
            101-16.00             5.101
            101-24.00             5.007
            102-00.00             4.913


Spread @ Center Price               246
                  WAL              2.89
             Mod Durn              2.60
     Principal Window     Sep07 - Oct07

-----------------------------------------
            LIBOR_1MO                 2
-----------------------------------------
               Prepay          1000 PSA
-----------------------------------------


             Treasury  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                       Yld  2.250  2.791  2.995  3.503  4.198  4.911

------------------------------------------------------------------------------




This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


CWALT 2004-28CB FIN - Price/Yield - M

Balance     $26,884,000.00     Delay             24            WAC       6.191168548     WAM                        337
Coupon      5.682471           Dated             11/1/2004     NET       5.922924        WALA                         1
Settle      11/30/2004         First Payment     12/25/2004

Price                           1                2                 3                4                5                6
                            Yield            Yield             Yield            Yield            Yield            Yield
           99-10             5.82             5.82              5.81             5.81             5.81             5.81
           99-14             5.81             5.80              5.80             5.80             5.79             5.79
           99-18             5.79             5.79              5.78             5.78             5.78             5.77
           99-22             5.78             5.77              5.77             5.76             5.76             5.75
           99-26             5.77             5.76              5.75             5.75             5.74             5.73
           99-30             5.76             5.75              5.74             5.73             5.72             5.72
          100-02             5.75             5.73              5.72             5.71             5.71             5.70
          100-06             5.73             5.72              5.71             5.70             5.69             5.68
          100-10             5.72             5.70              5.69             5.68             5.67             5.66
          100-14             5.71             5.69              5.67             5.66             5.65             5.64
          100-18             5.70             5.68              5.66             5.65             5.64             5.62
          100-22             5.69             5.66              5.64             5.63             5.62             5.60
          100-26             5.67             5.65              5.63             5.61             5.60             5.58
          100-30             5.66             5.64              5.61             5.60             5.58             5.56
          101-02             5.65             5.62              5.60             5.58             5.57             5.54
          101-06             5.64             5.61              5.58             5.56             5.55             5.52
          101-10             5.63             5.59              5.57             5.55             5.53             5.51

             WAL            18.07            14.48             12.26            10.83             9.85             8.62
        Mod Durn           10.272            8.977             8.111            7.504            7.062            6.459
   Mod Convexity            1.695            1.268             1.004            0.833            0.719            0.578
Principal Window    Dec04 - Nov34    Dec04 - Nov34     Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34
   Maturity #mos              360              360               360              360              360              360

          Prepay            0 PPC           25 PPC            50 PPC           75 PPC          100 PPC          150 PPC


Price                           7                8                  9              10
                            Yield            Yield             Yield           Yield
           99-10             5.81             5.81              5.81            5.82
           99-14             5.79             5.78              5.78            5.79
           99-18             5.77             5.76              5.76            5.76
           99-22             5.75             5.74              5.74            5.73
           99-26             5.72             5.72              5.71            5.70
           99-30             5.70             5.69              5.69            5.67
          100-02             5.68             5.67              5.66            5.64
          100-06             5.66             5.65              5.64            5.61
          100-10             5.64             5.63              5.61            5.58
          100-14             5.62             5.60              5.59            5.55
          100-18             5.60             5.58              5.56            5.52
          100-22             5.58             5.56              5.54            5.49
          100-26             5.56             5.54              5.51            5.46
          100-30             5.54             5.52              5.49            5.43
          101-02             5.52             5.49              5.46            5.40
          101-06             5.50             5.47              5.44            5.37
          101-10             5.48             5.45              5.42            5.34

             WAL             7.78             6.98              6.21            4.92
        Mod Durn            6.005            5.534             5.035           4.149
   Mod Convexity            0.485            0.403             0.330           0.222
Principal Window    Dec04 - Nov34    Dec04 - Oct34     Dec04 - Oct34   Dec04 - Mar34
   Maturity #mos              360              359               359             352

          Prepay          200 PPC          225 PPC           250 PPC         300 PPC



           TREAS  Mat   2YR   3YR   5YR  10YR  30YR
                  Yld  2.51  2.77  3.25  3.98  4.77


CWALT 2004-28CB FIN - Price/Yield - B1

Balance          $12,012,000.00       Delay            24                WAC           6.191168548       WAM                   337
Coupon           5.682471             Dated            11/1/2004         NET           5.922924          WALA                    1
Settle           11/30/2004           First Payment    12/25/2004

Price                               1                2                3                 4                5                 6
                                Yield            Yield            Yield             Yield            Yield             Yield
           97-00                 6.05             6.08             6.11              6.13             6.15              6.18
           97-04                 6.04             6.07             6.09              6.11             6.13              6.16
           97-08                 6.02             6.05             6.07              6.09             6.11              6.14
           97-12                 6.01             6.04             6.06              6.08             6.09              6.12
           97-16                 6.00             6.02             6.04              6.06             6.07              6.10
           97-20                 5.99             6.01             6.03              6.04             6.06              6.08
           97-24                 5.97             5.99             6.01              6.02             6.04              6.06
           97-28                 5.96             5.98             5.99              6.01             6.02              6.04
           98-00                 5.95             5.96             5.98              5.99             6.00              6.02
           98-04                 5.94             5.95             5.96              5.97             5.98              6.00
           98-08                 5.92             5.94             5.95              5.96             5.96              5.98
           98-12                 5.91             5.92             5.93              5.94             5.95              5.96
           98-16                 5.90             5.91             5.91              5.92             5.93              5.94
           98-20                 5.89             5.89             5.90              5.91             5.91              5.92
           98-24                 5.87             5.88             5.88              5.89             5.89              5.90
           98-28                 5.86             5.86             5.87              5.87             5.87              5.88
           99-00                 5.85             5.85             5.85              5.85             5.86              5.86

             WAL                18.07            14.48            12.26             10.83             9.85              8.62
        Mod Durn               10.127            8.858            8.012             7.421            6.989             6.401
   Mod Convexity                1.657            1.239            0.982             0.817            0.706             0.569
Principal Window        Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34     Dec04 - Nov34    Dec04 - Nov34     Dec04 - Nov34
   Maturity #mos                  360              360              360               360              360               360

          Prepay                0 PPC           25 PPC           50 PPC            75 PPC          100 PPC           150 PPC


Price                                7                 8                  9                10
                                 Yield             Yield              Yield             Yield
           97-00                  6.20              6.23               6.28              6.39
           97-04                  6.18              6.21               6.25              6.36
           97-08                  6.16              6.19               6.23              6.32
           97-12                  6.14              6.16               6.20              6.29
           97-16                  6.12              6.14               6.18              6.26
           97-20                  6.09              6.12               6.15              6.23
           97-24                  6.07              6.09               6.12              6.20
           97-28                  6.05              6.07               6.10              6.17
           98-00                  6.03              6.05               6.07              6.14
           98-04                  6.01              6.03               6.05              6.11
           98-08                  5.99              6.00               6.02              6.08
           98-12                  5.97              5.98               6.00              6.05
           98-16                  5.94              5.96               5.97              6.02
           98-20                  5.92              5.93               5.95              5.99
           98-24                  5.90              5.91               5.92              5.95
           98-28                  5.88              5.89               5.90              5.92
           99-00                  5.86              5.86               5.87              5.89

             WAL                  7.78              6.98               6.21              4.92
        Mod Durn                 5.957             5.493              4.999             4.121
   Mod Convexity                 0.478             0.398              0.326             0.219
Principal Window         Dec04 - Nov34     Dec04 - Oct34      Dec04 - Oct34     Dec04 - Feb34
   Maturity #mos                   360               359                359               351

          Prepay               200 PPC           225 PPC            250 PPC           300 PPC



           TREAS   Mat   2YR   3YR   5YR  10YR  30YR
                   Yld  2.51  2.77  3.25  3.98  4.77



CWALT 2004-28CB FIN - Price/Yield - B2

Balance              $6,864,000.00        Delay            24                WAC             6.191168548       WAM             337
Coupon               5.682471             Dated            11/1/2004         NET             5.922924          WALA              1
Settle               11/30/2004           First Payment    12/25/2004

Price                                   1                2                3                4                5                  6
                                    Yield            Yield            Yield            Yield            Yield              Yield
               92-16                 6.53             6.62             6.71             6.78             6.83               6.93
               92-20                 6.51             6.61             6.69             6.76             6.81               6.91
               92-24                 6.50             6.59             6.67             6.74             6.79               6.88
               92-28                 6.49             6.58             6.65             6.72             6.77               6.86
               93-00                 6.47             6.56             6.64             6.70             6.76               6.84
               93-04                 6.46             6.55             6.62             6.68             6.74               6.82
               93-08                 6.44             6.53             6.60             6.66             6.72               6.80
               93-12                 6.43             6.52             6.59             6.65             6.70               6.78
               93-16                 6.42             6.50             6.57             6.63             6.68               6.76
               93-20                 6.40             6.48             6.55             6.61             6.66               6.74
               93-24                 6.39             6.47             6.54             6.59             6.64               6.71
               93-28                 6.38             6.45             6.52             6.57             6.62               6.69
               94-00                 6.36             6.44             6.50             6.55             6.60               6.67
               94-04                 6.35             6.42             6.48             6.54             6.58               6.65
               94-08                 6.34             6.41             6.47             6.52             6.56               6.63
               94-12                 6.32             6.39             6.45             6.50             6.54               6.61
               94-16                 6.31             6.38             6.43             6.48             6.52               6.59

                 WAL                18.07            14.48            12.26            10.83             9.85               8.62
            Mod Durn                9.835            8.619            7.814            7.254            6.844              6.284
       Mod Convexity                1.580            1.182            0.940            0.785            0.680              0.552
    Principal Window        Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34      Dec04 - Nov34
       Maturity #mos                  360              360              360              360              360                360

              Prepay                0 PPC           25 PPC           50 PPC           75 PPC          100 PPC            150 PPC


Price                                  7                8                 9                   10
                                   Yield            Yield             Yield                Yield
               92-16                7.00             7.10              7.23                 7.55
               92-20                6.98             7.08              7.21                 7.51
               92-24                6.96             7.05              7.18                 7.48
               92-28                6.94             7.03              7.15                 7.45
               93-00                6.91             7.00              7.12                 7.41
               93-04                6.89             6.98              7.10                 7.38
               93-08                6.87             6.96              7.07                 7.35
               93-12                6.84             6.93              7.04                 7.31
               93-16                6.82             6.91              7.02                 7.28
               93-20                6.80             6.88              6.99                 7.25
               93-24                6.78             6.86              6.96                 7.22
               93-28                6.75             6.83              6.94                 7.18
               94-00                6.73             6.81              6.91                 7.15
               94-04                6.71             6.78              6.88                 7.12
               94-08                6.69             6.76              6.86                 7.09
               94-12                6.66             6.74              6.83                 7.05
               94-16                6.64             6.71              6.80                 7.02

                 WAL                7.78             6.98              6.21                 4.92
            Mod Durn               5.860            5.411             4.928                4.065
       Mod Convexity               0.465            0.388             0.318                0.214
    Principal Window       Dec04 - Nov34    Dec04 - Oct34     Dec04 - Oct34        Dec04 - Jan34
       Maturity #mos                 360              359               359                  350

              Prepay             200 PPC          225 PPC           250 PPC              300 PPC




               TREAS Mat  2YR  3YR  5YR 10YR 30YR
                     Yld 2.51 2.77 3.25 3.98 4.77



CWALT 2004-28CB FIN - Price/Yield - M

Balance              $26,884,000.00        Delay            24                WAC             6.191168548        WAM           337
Coupon               5.682471              Dated            11/1/2004         NET             5.922924           WALA            1
Settle               11/30/2004            First Payment    12/25/2004

Price                                    1                2                3                4                 5                6
                                     Yield            Yield            Yield            Yield             Yield            Yield
               99-10                  5.82             5.82             5.81             5.81              5.81             5.82
               99-14                  5.80             5.80             5.80             5.80              5.80             5.80
               99-18                  5.79             5.78             5.78             5.78              5.78             5.78
               99-22                  5.77             5.77             5.76             5.76              5.76             5.76
               99-26                  5.76             5.75             5.75             5.74              5.74             5.74
               99-30                  5.75             5.74             5.73             5.72              5.72             5.72
              100-02                  5.73             5.72             5.71             5.71              5.70             5.70
              100-06                  5.72             5.71             5.70             5.69              5.68             5.68
              100-10                  5.70             5.69             5.68             5.67              5.66             5.66
              100-14                  5.69             5.68             5.66             5.65              5.65             5.64
              100-18                  5.68             5.66             5.65             5.64              5.63             5.62
              100-22                  5.66             5.64             5.63             5.62              5.61             5.60
              100-26                  5.65             5.63             5.61             5.60              5.59             5.58
              100-30                  5.64             5.61             5.60             5.58              5.57             5.56
              101-02                  5.62             5.60             5.58             5.56              5.55             5.54
              101-06                  5.61             5.58             5.56             5.55              5.53             5.52
              101-10                  5.59             5.57             5.55             5.53              5.52             5.50

                 WAL                 14.31            12.05            10.61             9.64              8.96             8.45
            Mod Durn                 8.913            8.022            7.409            6.966             6.632            6.369
       Mod Convexity                 1.247            0.978            0.808            0.695             0.616            0.559
    Principal Window         Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34     Dec04 - Nov34    Dec04 - Nov34
       Maturity #mos                   360              360              360              360               360              360

              Prepay                 5 CPR           10 CPR           15 CPR           20 CPR            25 CPR           30 CPR


Price                                        7                  8                9                 10
                                         Yield              Yield            Yield              Yield
               99-10                      5.82               5.82             5.82               5.83
               99-14                      5.80               5.80             5.80               5.80
               99-18                      5.77               5.77             5.77               5.77
               99-22                      5.75               5.75             5.75               5.74
               99-26                      5.73               5.73             5.72               5.72
               99-30                      5.71               5.71             5.70               5.69
              100-02                      5.69               5.68             5.67               5.66
              100-06                      5.67               5.66             5.65               5.63
              100-10                      5.65               5.64             5.62               5.61
              100-14                      5.63               5.62             5.60               5.58
              100-18                      5.61               5.60             5.57               5.55
              100-22                      5.59               5.57             5.55               5.52
              100-26                      5.57               5.55             5.53               5.50
              100-30                      5.55               5.53             5.50               5.47
              101-02                      5.53               5.51             5.48               5.44
              101-06                      5.51               5.49             5.45               5.41
              101-10                      5.49               5.46             5.43               5.39

                 WAL                      8.02               7.12             6.21               5.42
            Mod Durn                     6.141              5.613            5.038              4.498
       Mod Convexity                     0.512              0.417            0.331              0.262
    Principal Window             Dec04 - Nov34      Dec04 - Nov34    Dec04 - Oct34      Dec04 - Aug34
       Maturity #mos                       360                360              359                357

              Prepay                    35 CPR             40 CPR           45 CPR             50 CPR




               TREAS Mat  2YR  3YR  5YR 10YR 30YR
                     Yld 2.51 2.77 3.25 3.98 4.77


CWALT 2004-28CB FIN - Price/Yield - B1

Balance              $12,012,000.00        Delay            24                WAC             6.191168548       WAM            337
Coupon               5.682471              Dated            11/1/2004         NET             5.922924          WALA             1
Settle               11/30/2004            First Payment    12/25/2004

Price                                    1                2                3                4                5                 6
                                     Yield            Yield            Yield            Yield            Yield             Yield
               97-00                  6.08             6.11             6.13             6.15             6.17              6.19
               97-04                  6.07             6.09             6.12             6.14             6.15              6.17
               97-08                  6.05             6.08             6.10             6.12             6.13              6.15
               97-12                  6.04             6.06             6.08             6.10             6.11              6.13
               97-16                  6.02             6.05             6.06             6.08             6.09              6.11
               97-20                  6.01             6.03             6.05             6.06             6.07              6.08
               97-24                  6.00             6.01             6.03             6.04             6.05              6.06
               97-28                  5.98             6.00             6.01             6.02             6.04              6.04
               98-00                  5.97             5.98             5.99             6.01             6.02              6.02
               98-04                  5.95             5.97             5.98             5.99             6.00              6.00
               98-08                  5.94             5.95             5.96             5.97             5.98              5.98
               98-12                  5.92             5.93             5.94             5.95             5.96              5.96
               98-16                  5.91             5.92             5.93             5.93             5.94              5.94
               98-20                  5.89             5.90             5.91             5.91             5.92              5.92
               98-24                  5.88             5.89             5.89             5.90             5.90              5.90
               98-28                  5.87             5.87             5.87             5.88             5.88              5.88
               99-00                  5.85             5.85             5.86             5.86             5.86              5.86

                 WAL                 14.31            12.05            10.61             9.64             8.96              8.45
            Mod Durn                 8.795            7.926            7.328            6.896            6.570             6.313
       Mod Convexity                 1.219            0.957            0.792            0.683            0.607             0.550
    Principal Window         Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34     Dec04 - Nov34
       Maturity #mos                   360              360              360              360              360               360

              Prepay                 5 CPR           10 CPR           15 CPR           20 CPR           25 CPR            30 CPR


Price                                        7                  8                9                 10
                                         Yield              Yield            Yield              Yield
               97-00                      6.20               6.24             6.29               6.35
               97-04                      6.18               6.22             6.27               6.32
               97-08                      6.16               6.19             6.24               6.30
               97-12                      6.14               6.17             6.21               6.27
               97-16                      6.12               6.15             6.19               6.24
               97-20                      6.10               6.12             6.16               6.21
               97-24                      6.07               6.10             6.14               6.18
               97-28                      6.05               6.08             6.11               6.15
               98-00                      6.03               6.06             6.09               6.12
               98-04                      6.01               6.03             6.06               6.10
               98-08                      5.99               6.01             6.04               6.07
               98-12                      5.97               5.99             6.01               6.04
               98-16                      5.95               5.96             5.99               6.01
               98-20                      5.93               5.94             5.96               5.98
               98-24                      5.91               5.92             5.93               5.95
               98-28                      5.89               5.90             5.91               5.93
               99-00                      5.87               5.87             5.88               5.90

                 WAL                      8.02               7.12             6.21               5.42
            Mod Durn                     6.090              5.571            5.002              4.467
       Mod Convexity                     0.505              0.411            0.327              0.259
    Principal Window             Dec04 - Nov34      Dec04 - Nov34    Dec04 - Oct34      Dec04 - Aug34
       Maturity #mos                       360                360              359                357

              Prepay                    35 CPR             40 CPR           45 CPR             50 CPR


               TREAS Mat  2YR  3YR  5YR 10YR 30YR
                     Yld 2.51 2.77 3.25 3.98 4.77


CWALT 2004-28CB FIN - Price/Yield - B2

Balance              $6,864,000.00         Delay            24                WAC             6.191168548       WAM            337
Coupon               5.682471              Dated            11/1/2004         NET             5.922924          WALA             1
Settle               11/30/2004            First Payment    12/25/2004

Price                                    1                2                3                4                5                 6
                                     Yield            Yield            Yield            Yield            Yield             Yield
               92-16                  6.63             6.72             6.79             6.85             6.90              6.94
               92-20                  6.62             6.70             6.77             6.83             6.88              6.92
               92-24                  6.60             6.68             6.75             6.81             6.86              6.90
               92-28                  6.58             6.67             6.73             6.79             6.84              6.88
               93-00                  6.57             6.65             6.71             6.77             6.82              6.86
               93-04                  6.55             6.63             6.70             6.75             6.80              6.84
               93-08                  6.54             6.61             6.68             6.73             6.78              6.82
               93-12                  6.52             6.60             6.66             6.71             6.76              6.79
               93-16                  6.51             6.58             6.64             6.69             6.73              6.77
               93-20                  6.49             6.56             6.62             6.67             6.71              6.75
               93-24                  6.47             6.54             6.60             6.65             6.69              6.73
               93-28                  6.46             6.53             6.58             6.63             6.67              6.71
               94-00                  6.44             6.51             6.57             6.61             6.65              6.69
               94-04                  6.43             6.49             6.55             6.59             6.63              6.67
               94-08                  6.41             6.48             6.53             6.57             6.61              6.64
               94-12                  6.40             6.46             6.51             6.55             6.59              6.62
               94-16                  6.38             6.44             6.49             6.53             6.57              6.60

                 WAL                 14.31            12.05            10.61             9.64             8.96              8.45
            Mod Durn                 8.559            7.732            7.166            6.756            6.445             6.200
       Mod Convexity                 1.163            0.916            0.762            0.659            0.587             0.534
    Principal Window         Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34    Dec04 - Nov34     Dec04 - Nov34
       Maturity #mos                   360              360              360              360              360               360

              Prepay                 5 CPR           10 CPR           15 CPR           20 CPR           25 CPR            30 CPR


Price                                        7                  8                9                 10
                                         Yield              Yield            Yield              Yield
               92-16                      6.99               7.10             7.25               7.42
               92-20                      6.96               7.07             7.22               7.39
               92-24                      6.94               7.05             7.19               7.36
               92-28                      6.92               7.02             7.16               7.33
               93-00                      6.90               7.00             7.14               7.30
               93-04                      6.87               6.97             7.11               7.27
               93-08                      6.85               6.95             7.08               7.24
               93-12                      6.83               6.93             7.06               7.21
               93-16                      6.81               6.90             7.03               7.18
               93-20                      6.79               6.88             7.00               7.15
               93-24                      6.76               6.85             6.97               7.12
               93-28                      6.74               6.83             6.95               7.09
               94-00                      6.72               6.80             6.92               7.06
               94-04                      6.70               6.78             6.89               7.03
               94-08                      6.67               6.76             6.87               7.00
               94-12                      6.65               6.73             6.84               6.97
               94-16                      6.63               6.71             6.81               6.94

                 WAL                      8.02               7.12             6.21               5.42
            Mod Durn                     5.987              5.485            4.930              4.404
       Mod Convexity                     0.491              0.401            0.319              0.253
    Principal Window             Dec04 - Nov34      Dec04 - Nov34    Dec04 - Oct34      Dec04 - Aug34
       Maturity #mos                       360                360              359                357

              Prepay                    35 CPR             40 CPR           45 CPR             50 CPR


               TREAS Mat  2YR  3YR  5YR 10YR 30YR
                     Yld 2.51 2.77 3.25 3.98 4.77